Operating right-of-use asset, net (Tables)	6 Months Ended
Sep. 30, 2025
Operating Right-of-use Asset Net
Schedule of operating right of use asset net

	March 31,	Increase/	Exchange rate	September 30,
	2025	(Decrease)	translation	2025
Office lease - Shenzhen Wan	$197,835	$—	$2,024	$199,859
Total right-of-use assets, at cost	197,835	—	2,024	199,859
Less : accumulated amortization	97,214	51,455	(73)	148,596
Right-of-use assets, net	$100,621	$51,455	$2,097	$51,263